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                                                                   Exhibit 10.10


                                                                 EXECUTION COPY


                                    WAIVER TO

                              AMENDED AND RESTATED

                       RECEIVABLES PARTICIPATION AGREEMENT


         This Waiver (the "Waiver") dated as of November 21, 2000 is among Weirton Receivables, Inc. (the "Seller"), Weirton Steel Corporation ("Weirton"), the Financial Institutions Party hereto (the "Banks") and PNC Bank, National Association, as facility agent for the Banks (in such capacity, together with its successors and assigns in such capacity, the "Agent").


                                   WITNESSETH


         WHEREAS, the Seller, Weirton, the Banks and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of March 26, 1999 (as the same has been or may be amended, restated, supplemented or otherwise modified from time to time, the "Agreement"); and

         WHEREAS, the Seller, Weirton, the Banks and the Agent desire to waive certain events under the Agreement;

         NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


         SECTION 1. Defined Terms. Capitalized used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         SECTION 2. Waivers. The Majority Banks and the Agent hereby agree that it shall not constitute a "Termination Event" under the Agreement if the average Default Ratio for any three consecutive calendar month period, ending during the period from November 30, 2000 through April 30, 2001, exceeds 3.0% for one or more such three month periods; provided, however, that the average Default Ratio for any three consecutive calendar month period shall not exceed 5.0% at any time. For sake of clarification, the Majority Banks and the Agent do not waive any Termination Event that may occur under the Agreement after April 30, 2001 because the average Default Ratio for any three consecutive calendar month period, ending after such date, exceeds 3.0%.

         SECTION 3. Representations and Warranties. Each of the Seller and Weirton represents and warrants to the Banks and the Agent that:


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         (a) the representations and warranties made by it in Section 2.1 of the
Agreement are true and correct on and as of the Waiver Effective Date with the same effect as if made on and as of the Waiver Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date);

         (b) after giving effect to the waiver contained herein, no Termination Event or Unmatured Termination Event exists or will result from the execution of this Waiver; and

         (c) each of the Agreement and this Waiver is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally or by equitable principles relating to enforceability.

         SECTION 4. Effective Date. This Waiver shall become effective as of the date first written above (the "Waiver Effective Date") upon receipt by the Agent of (i) counterparts of this Waiver duly executed by the Seller, Weirton, the Majority Banks and the Agent and (ii) a satisfactory ratings affirmation from Standard and Poor's Ratings Group.

         SECTION 5. Execution in Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 6. Continuing Effectiveness. The Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         SECTION 7. CHOICE OF LAW. THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

         SECTION 8. Successors and Assigns. This Waiver shall be binding upon the Seller, Weirton, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Seller, Weirton, the Banks and the Agent and their successors and assigns.


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         IN WITNESS WHEREOF, the undersigned parties have executed this Waiver as of the date first written above written.


                                        WEIRTON RECEIVABLES, INC.

                                        By: /s/ Mark E. Kaplan
                                           --------------------------------
                                           Name:  Mark E. Kaplan
                                           Title: President & Chief Executive
                                                              Officer


                                        WEIRTON STEEL CORPORATION

                                        By: /s/ Mark E. Kaplan
                                           --------------------------------
                                           Name:  Mark E. Kaplan
                                           Title: VP President & Chief Financial
                                                                 Officer


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as Agent and as a Bank

                                        By: /s/ Louis K. McLinden, Jr.
                                           --------------------------------
                                           Name:  Louis K. McLinden, Jr.
                                           Title: Vice President


                                        NATIONAL CITY BANK OF PENNSYLVANIA,
                                        as a Bank

                                        By: /s/ John E. Ciccolella
                                           --------------------------------
                                           Name:  John E. Ciccolella
                                           Title: Vice President


                                        BANCO DI NAPOLI,
                                        as a Bank

                                        By: /s/ Francesco Di Mario
                                           --------------------------------
                                           Name:  Francesco Di Mario
                                           Title: First Vice President


                                        By: /s/ Arthur Kooper
                                           --------------------------------
                                           Name:  Arthur Kooper
                                           Title: Assistant Vice President


                                     Waiver
                          dated as of November 21, 2000